UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):      August 4, 2004

ATRIX LABORATORIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18231	84-1043826

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2579 Midpoint Drive, Fort Collins, Colorado	80525

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (970) 482-5868

Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, Atrix Laboratories, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRIX LABORATORIES, INC.
By:	/s/ Gregory A. Gould
Gregory A. Gould
Chief Financial Officer, Secretary and Treasurer

Date: August 4, 2004

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EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated August 4, 2004